Exhibit 20.1


OAKWOOD MORTGAGE INVESTORS, INC. 2001-C                                                                   REPORT DATE:  June 7, 2001
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                      POOL REPORT # 1
REMITTANCE REPORT                                                                                         Page 1 of 6
REPORTING MONTH:  May 31, 2001


                                    Scheduled Principal Balance of Contracts
-----------------------------------------------------------------------------------------------------------

Beginning                                                                               Ending             Scheduled
Principal             Scheduled       Prepaid        Liquidated      Pre-Funding        Principal          Gross          Servicing
Balance               Principal       Principal      Principal                          Balance            Interest       Fee
-----------------------------------------------------------------------------------------------------------------------------------


136,541,130.40      (93,444.08)    (2,731,544.82)      0.00             0.00        133,716,141.50     1,442,154.33      113,784.28
===================================================================================================================================



    Scheduled                                                  Amount
    Pass Thru             Liquidation        Reserve           Available for
    Interest              Proceeds           Fund Draw         Distribution
--------------------------------------------------------------------------------------

  1,328,370.05              0.00              0.00             4,267,143.23
======================================================================================


                          Pre-Funding Account
-----------------------------------------------------------------------------------------------------
Beginning Principal       Principal         To           Distribution To      Ending Principal
Balance                   Deposit           Seller       Certificate Holder   Balance
-----------------------------------------------------------------------------------------------------

  0.00                 42,529,000.00        0.00            0.00              42,529,000.00
=====================================================================================================


                                             Certificate Account
-----------------------------------------------------------------------------------------------------------------------------------

        Beginning                        Deposits                                            Investment               Ending
         Balance              Principal           Interest           Distributions            Interest               Balance
-----------------------------------------------------------------------------------------------------------------------------------

         0.00               283,147.69           280,313.76             0.00                   0.00                 563,461.45
===================================================================================================================================



                       P&I Advances at Distribution Date
-------------------------------------------------------------------------------


    Beginning            (Recovered)           Current            Ending
     Balance             (Advances)            Advances           Balance
-------------------------------------------------------------------------------

       0.00                 0.00            116,795.29          116,795.29
===============================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2001-C                                                                  REPORT DATE:  June 7, 2001
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                     POOL REPORT #  1
REMITTANCE REPORT                                                                                        Page 2 of 6
REPORTING MONTH:   May 31, 2001


Class B Crossover Test                                                                                       Test Met?
--------------------------------------------------------------------------                               --------------------

(a) Remittance date on or after December 2005                                                                      N


(b) Average 60 day Delinquency rate <=              6.5%                                                        #DIV/0!




(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates

                Dec. 2005 - May 2007                8.00%                                                          N
                June 2007 - May 2008                9.00%                                                          N
                June 2008 - Nov. 2010               11.75%                                                         N
                Dec. 2010 and thereafter            13.75%                                                         N


(e) Current realized loss ratio <=                  3.50%                                                          Y

(f) Does subordinated cert. percentage equal or
     exceed                                         63.054%
     of stated scheduled pool balance

                Beginning M balances                                             27,757,000.00

                Beginning B balances                                             21,490,000.00

                Overcollateralization                                             8,954,130.40
                                                                          ---------------------
                                                                                 58,201,130.40
                Divided by beginning pool
                balance                                                         179,070,130.40
                                                                          ---------------------
                                                                                       32.502%                     N
                                                                          =====================



Average 60 day delinquency ratio:

                           Over 60s           Pool Balance              %
                      ------------------------------------------------------------

Current Mo                    254,641.07          133,716,141.50      0.19%
1st Preceding Mo                    0.00                    0.00     #DIV/0!
2nd Preceding Mo                    0.00                    0.00     #DIV/0!
                                                      Divided by        3
                                                                 -----------------
                                                                     #DIV/0!
                                                                 =================












Cumulative loss ratio:

                       Cumulative losses                    0.00
                                         ------------------------
Divided by Initial Certificate Principal          179,070,130.40      0.000%
                                                                 =================




Current realized loss ratio:

                      Liquidation                 Pool

                            Losses               Balance
                      -------------------------------------------
Current Mo                          0.00          136,541,130.40
1st Preceding Mo                    0.00                    0.00
2nd Preceding Mo                    0.00                    0.00
                      -------------------------------------------
                                    0.00           45,513,710.13
                                                                      0.000%
                                                                 =================

OAKWOOD MORTGAGE INVESTORS, INC. 2001-C                                                                  REPORT DATE:  June 7, 2001
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                     POOL REPORT #  1
REMITTANCE REPORT                                                                                        Page 3 of 6
REPORTING MONTH:  May 31, 2001



                                                                         Delinquency Analysis

                                                          31 to 59 days                60 to 89 days             90 days and Over
                     No. of         Principal                       Principal                   Principal                 Principal
                     Loans          Balance              #          Balance           #         Balance          #        Balance
                -------------------------------------------------------------------------------------------------------------------

Excluding Repos      3,301       133,716,141.50          74       2,439,164.28        6        254,641.07        0          0.00

          Repos          0                 0.00           0               0.00        0              0.00        0          0.00
                -------------------------------------------------------------------------------------------------------------------

          Total      3,301       133,716,141.50          74       2,439,164.28        6        254,641.07        0          0.00
                ===================================================================================================================


                                                                                   Repossession Analysis
                                                Active Repos                   Reversal        Current Month
                     Total Delinq.              Outstanding                  (Redemption)       Repos              Cumulative Repos
                                 Principal              Principal              Principal            Principal             Principal
                    #            Balance       #        Balance        #       Balance      #       Balance       #       Balance
                -------------------------------------------------------------------------------------------------------------------

Excluding Repos    80          2,693,805.35    0         0.00          0        0.00        0         0.00        0         0.00

          Repos     0                  0.00
                ----------------------------

          Total    80          2,693,805.35
                ============================

                  2.4%                 2.01%
                ============================

OAKWOOD MORTGAGE INVESTORS, INC. 2001-C                                                                  REPORT DATE:  June 7, 2001
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                     POOL REPORT #  1
REMITTANCE REPORT
REPORTING MONTH:  May 31, 2001                                                                           Page 4 of 6

REPOSSESSION LIQUIDATION REPORT



                         Liquidated                                                         Net
  Account    Customer     Principal    Sales      Insur.    Total         Repossession  Liquidation       Unrecov.   FHA Insurance
  Number       Name        Balance    Proceeds   Refunds   Proceeds         Expenses     Proceeds         Advances     Coverage
-----------------------------------------------------------------------------------------------------------------------------------

                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00
                                                             0.00                          0.00




          Net               Current
       Pass Thru           Period Net         Cumulative
       Proceeds           Gain/(Loss)      Gain/(Loss)
-------------------------------------------------------------
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00
         0.00                0.00



                         Liquidated                                                         Net
  Account    Customer     Principal    Sales      Insur.    Total         Repossession  Liquidation       Unrecov.   FHA Insurance
  Number       Name        Balance    Proceeds   Refunds   Proceeds         Expenses     Proceeds         Advances     Coverage
-----------------------------------------------------------------------------------------------------------------------------------

                                                               0.00                          0.00
                                                               0.00                          0.00
                                                               0.00                          0.00
                                                               0.00                          0.00
                                                               0.00                          0.00
                                                               0.00                          0.00
                                                               0.00                          0.00
                                                               0.00                          0.00
                                                               0.00                          0.00
                                                               0.00                          0.00
                                                               0.00                          0.00
                                                               0.00                          0.00
                                                               0.00                          0.00
                                                               0.00                          0.00
                                                               0.00                          0.00
                                                               0.00                          0.00
                           --------------------------------------------------------------------------------------------------------
                              -         0.00       0.00        0.00           0.00           0.00            0.00         0.00
                           ========================================================================================================





          Net               Current
       Pass Thru           Period Net         Cumulative
       Proceeds           Gain/(Loss)      Gain/(Loss)
-------------------------------------------------------------

            0.00                 0.00
            0.00                 0.00
            0.00                 0.00
            0.00                 0.00
            0.00                 0.00
            0.00                 0.00
            0.00                 0.00
            0.00                 0.00
            0.00                 0.00
            0.00                 0.00
            0.00                 0.00
            0.00                 0.00
            0.00                 0.00
            0.00                 0.00
            0.00                 0.00
            0.00                 0.00
----------------------------------------------
            0.00                 0.00          0.00
==============================================

OAKWOOD MORTGAGE INVESTORS, INC. 2001-C                                                                  REPORT DATE:  June 7, 2001
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                     POOL REPORT #  1
REMITTANCE REPORT
REPORTING MONTH: May 31, 2001                                                                            Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS

                     PRINCIPAL
                                                         Beginning          Beginning
Senior                           Original Certificate   Certificate    Principal Shortfall   Current Principal      Current
Certificates                           Balance            Balance          Carry-Over               Due          Principal Paid
-----------------------------------------------------------------------------------------------------------------------------------

A-1                                 42,800,000.00       42,800,000.00         0.00             2,824,988.90      2,824,988.90

A-2                                 35,100,000.00       35,100,000.00         0.00                     0.00              0.00

A-3                                 16,100,000.00       16,100,000.00         0.00                     0.00              0.00

A-4                                 26,869,000.00       26,869,000.00         0.00                     0.00              0.00



                                 --------------------------------------------------------------------------------------------------
Total Certificate Principal Bal.   120,869,000.00      120,869,000.00         0.00             2,824,988.90      2,824,988.90
                                 ==================================================================================================




                     PRINCIPAL                              Accelerated
                                   Ending Principal          Principal                  Ending                      Principal Paid
Senior                             Shortfall Carry-         Distribution             Certificate                       Per $1,000
Certificates                             Over                  Amount                  Balance        Pool Factor    Denomination
------------------------------------------------------   -----------------------------------------

A-1                                      0.00               82,543.81              39,892,467.29       93.20670%       67.93301

A-2                                      0.00                    0.00              35,100,000.00      100.00000%        0.00000

A-3                                      0.00                    0.00              16,100,000.00      100.00000%        0.00000

A-4                                      0.00                    0.00              26,869,000.00      100.00000%        0.00000



                                 ---------------------   -----------------------------------------
Total Certificate Principal Bal.         0.00               82,543.81             117,961,467.29
                                 =====================   =========================================




                                                                             Beginning     Beginning
Subordinate                                         Original Certificate     Certificate   Principal Shortfall   Current Principal
Certificates                                        Balance                  Balance       Carry-Over            Due
                                                    -------------------------------------------------------------------------------

M-1                                                   14,326,000.00        14,326,000.00     0.00                    0.00
M-1 Outstanding Writedown                                                           0.00

M-2                                                   13,431,000.00        13,431,000.00     0.00                    0.00
M-2 Outstanding Writedown                                                           0.00

B-1                                                   10,745,000.00        10,745,000.00     0.00                    0.00
B-1 Outstanding Writedown                                                           0.00

B-2                                                   10,745,000.00        10,745,000.00     0.00                    0.00
B-2 Outstanding Writedown                                                           0.00

Excess Asset Principal Balance                         8,954,130.40         8,954,130.40
                                                    -------------------------------------------------------------------------------

Total Excluding Writedown Balances                    58,201,130.40        58,201,130.40     0.00                    0.00
                                                    ===============================================================================

All Certificates Excluding Writedown Balances        179,070,130.40       179,070,130.40     0.00            2,824,988.90
                                                    ===============================================================================



                                                                                                      Accelerated
                                                                     Ending Principal   Current       Principal         Ending
Subordinate                                         Current          Shortfall Carry-   Writedown/    Distribution      Certificate
Certificates                                        Principal Paid   Over               (Writeup)     Amount            Balance
                                                  ---------------------------------------------------------------------------------

M-1                                                     0.00             0.00                                         14,326,000.00
M-1 Outstanding Writedown                                                                 0.00                                 0.00

M-2                                                     0.00             0.00                                         13,431,000.00
M-2 Outstanding Writedown                                                                 0.00                                 0.00

B-1                                                     0.00             0.00                                         10,745,000.00
B-1 Outstanding Writedown                                                                 0.00                                 0.00

B-2                                                     0.00             0.00                                         10,745,000.00
B-2 Outstanding Writedown                                                                                                      0.00

Excess Asset Principal Balance                                                                       (82,543.81)       9,036,674.21
                                                -----------------------------------------------------------------------------------

Total Excluding Writedown Balances                      0.00             0.00             0.00       (82,543.81)      58,283,674.21
                                                ===================================================================================

All Certificates Excluding Writedown Balances   2,824,988.90             0.00             0.00             0.00      176,245,141.50
                                                ===================================================================================



                                                                     Principal Paid
Subordinate                                                            Per $1,000
Certificates                                       Pool Factor        Denomination


M-1                                                100.00000%            0.00000
M-1 Outstanding Writedown

M-2                                                100.00000%            0.00000
M-2 Outstanding Writedown

B-1                                                100.00000%            0.00000
B-1 Outstanding Writedown

B-2                                                100.00000%            0.00000
B-2 Outstanding Writedown

Excess Asset Principal Balance


Total Excluding Writedown Balances


All Certificates Excluding Writedown Balances

OAKWOOD MORTGAGE INVESTORS, INC. 2001-C                                                                  REPORT DATE:  June 7, 2001
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                     POOL REPORT #  1
REMITTANCE REPORT
REPORTING MO. MONTH   May 31, 2001                                                                       Page 6 of 6

CERTIFICATE INTEREST ANALYSIS

                                                                                  Current
                          Pass         Beginning Carry-                          Carry-Over                          Ending
Senior                   Through        Over Priority     Current Priority    Priority Interest                    Carry-Over
Certificates              Rate         Interest Balance   Interest Accrual         Accrual            Paid           Balance
                      -----------------------------------------------------------------------------------------------------------

A-1                     5.1600%             0.00            184,040.00              0.00           184,040.00           0.00

A-2                     5.9200%             0.00            173,160.00              0.00           173,160.00           0.00

A-3                     6.6100%             0.00             88,684.17              0.00            88,684.17           0.00

A-4                     7.4050%             0.00            165,804.12              0.00           165,804.12           0.00

A-I0                    6.0000%             0.00            300,000.00              0.00           300,000.00           0.00
                                                     -------------------------------------------------------------

Total                                       0.00            911,688.29              0.00           911,688.29           0.00
                                    =============================================================================================




                       Interest
                        Paid Per
Senior                    1000             Total Class
Certificates          Denomination        Distribution
                      ----------------------------------

A-1                     4.30000          3,091,572.71

A-2                     4.93333            173,160.00

A-3                     5.50833             88,684.17

A-4                     6.17083            165,804.12

A-I0                                       300,000.00


Total                                    3,819,221.00
                                    ====================



                                                                                Current                               Ending
                          Pass     Beginning Carry-                           Carry-Over                            Carry-Over
Subordinate              Through    Over Priority      Current Priority    Priority Interest  Priority Interest  Priority Interest
Certificates              Rate     Interest Balance    Interest Accrued         Accrued              Paid             Balance
                      -------------------------------------------------------------------------------------------------------------

M-1                      8.0650%        0.00               96,282.66            0.00            96,282.66               0.00

M-2                      8.9900%        0.00              100,620.58            0.00           100,620.58               0.00

B-1                     8.45375%        0.00               40,371.35            0.00            40,371.35               0.00

B-2                     10.5000%        0.00               94,018.75            0.00            94,018.75               0.00

X                                       0.00               82,543.81            0.00                 0.00          82,543.81

R                                       0.00                    0.00            0.00                 0.00               0.00

Service Fee              1.0000%        0.00              113,784.28            0.00           113,784.28               0.00

Current Trustee Fees                                        2,844.61                             2,844.61

Total                                   0.00              530,466.04            0.00           447,922.23          82,543.81
                                  =================================================================================================

 All Certificates                       0.00            1,442,154.33            0.00         1,359,610.52          82,543.81
                                  =================================================================================================




                          Beginning                      Current                        Ending          Interest
                         Carry-Over       Current      Carry-Over                      Carry-Over       Paid Per
Subordinate               Writedown      Writedown      Writedown      Writedown       Writedown          1000        Total Class
Certificates            Int. Balance   Int. Accrued   Int. Accrued   Interest Paid    Int. Balance    Denomination    Distribution
                      -------------------------------------------------------------------------------------------------------------

M-1                        0.00                                                           0.00          6.72083        96,282.66

M-2                        0.00                                                           0.00          7.49167       100,620.58

B-1                        0.00                                                           0.00          3.75722        40,371.35

B-2                        0.00                                                           0.00          8.75000        94,018.75

X                                                                                                                           0.00

R                                                                                                                           0.00

Service Fee                                                                                                           113,784.28

Current Trustee Fees                                                                                                    2,844.61

Total                      0.00           0.00           0.00            0.00             0.00                        447,922.23
                      ==============================================================================                ===============

 All Certificates          0.00           0.00           0.00            0.00             0.00                      4,267,143.23
                      ==============================================================================                ===============


                                                                       Cumulative X Interest Shortfall                 82,543.81
                                                                       Cumulative Accelerated Prin. Disb.             (82,543.81)
                                                                                                                    ---------------
                                                                       Cumulative Losses                                  (0.00)
                                                                                                                    ===============